UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09761

Direxion Insurance Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.) 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.) 35th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		646-572-3390

Date of fiscal year end:	December 31, 2014

Date of reporting period:	December 31, 2014

Item 1. Report to Stockholders.

DIREXION INSURANCE TRUST

ANNUAL REPORT DECEMBER 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  www.direxioninvestments.com

Direxion Dynamic VP HY Bond Fund
Direxion VP Indexed Commodity Strategy Fund (Consolidated)
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)

Table of Contents

Letter to Shareholders	4
Performance Summary	7
Expense Example	10
Allocation of Portfolio Holdings	11
Schedule of Investments	12
Financial Statements	15
Financial Highlights	19
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Investment Advisory Agreement Approvals (Unaudited)	32
Information on Board of Trustees and Officers	35

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Insurance Trust, comprised of the Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund (the "Funds"), covers the period ended December 31, 2014 ("Annual Period").

For the second year in a row, U.S. markets showed appreciable gains. Gains were widespread, with the Dow Jones Industrial Average up 10.04 percent for the year, the NASDAQ 100 up an even stronger 13.40 percent, and the S&P 500 doing best of all, gaining 13.69 percent, well above average annual levels of return. Market gains came on the back of a steadily expanding economic recovery. After a weak first quarter, U.S. economic growth accelerated, with the most recent report on gross domestic product (GDP) growth announcing a 5-percent gain for the third quarter. Corporate revenues and earnings increased as well, providing support for increasing stock prices. At year-end, U.S. markets were at or close to all-time highs. Technical factors remained strong, with all indices well above major moving average levels.

The Direxion Dynamic VP HY Bond Fund's (the "Dynamic Fund") investment objective is to maximize total return (income plus capital appreciation) by investing primarily in high yield debt instruments, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The Dynamic Fund continued to utilize investments in high yield exchange traded funds ("ETFs") for most of its exposure, and maintains a bullish stance on the market. The Dynamic Fund will typically have a 95-100% weighting in these ETFs, with some of this exposure accomplished via investments in swap contracts underlying these ETFs. Investing in swap contracts to obtain this exposure has the potential to adversely affect the Dynamic Fund's performance. The Dynamic Fund returned -0.11% for the Annual Period.

For the Annual Period, the Dynamic Fund held both HYG and JNK as its primary investment vehicles. HYG (iShares iBoxx $ High Yield Corporate Bond ETF) returned 1.90% on the year, while JNK (SPDR Barclays Capital High Yield Bond ETF) returned 0.77%. In comparison, the total bond market in the U.S., as measured by the Barclays US Aggregate Total Return Index, saw returns of 5.97%. Much of the weakness in the high-yield space could be attributed to the steep decline in oil prices, especially for the final portion of the Annual Period. WTI crude futures were down 45.87% percent on the year, with the majority of that move starting in August. The high-yield corporate bond space saw ripple effects from this downside momentum, as both HYG and JNK had approximately 10% corporate debt allocations in the oil and gas space. For HYG, oil and gas was its third-highest allocation. For JNK, oil and gas was its highest allocation.

The Direxion VP Indexed Commodity Strategy Fund (the "Commodity Fund") seeks to match, after expenses, the return of the Auspice Broad Commodity Excess Return Index, a long/flat commodities index. The Commodity Fund commenced operations on April 23, 2014. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Excess Return Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Excess Return Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. From April 23, 2014 to December 31, 2014, the Auspice Broad Commodity Excess Return Index returned -8.89%, while the Commodity Fund returned -8.13%.

The Commodity Fund suffered the majority of its losses during the months of May and July, before establishing a cash position to finish the year. In May, the Fund fell -3.87% due to weakness in the Agricultural sector – specifically the pull-backs in Corn and Wheat. The Fund was slightly buoyed by gains in Crude and Gasoline, but the month of May contributed the biggest hit to fund performance during the Annual Period. In July, the Fund fell -2.83% due to the weakness in the Energy sector. The Fund closed its long position in Heating Oil and Natural Gas in response, but remained long Crude Oil and Gasoline at the end of July, before exiting in August. Precious Metals moved lower in July, mostly due to softness in Gold. The strategy outperformed to finish the year after exiting all long positions in October, minimizing risk during the Commodity down-trend.

DIREXION ANNUAL REPORT

The Direxion VP Indexed Managed Futures Strategy Fund (the "Managed Futures Fund") seeks to match, after expenses, the return of the Auspice Managed Futures Excess Return Index, a long/short managed futures index. The Managed Futures Fund commenced operations on April 23, 2014. The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Excess Return Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. From April 23, 2014 to December 31, 2014, the Auspice Managed Futures Excess Return Index returned 22.89%, while the Managed Futures Fund returned 14.08%.

The Managed Futures Fund spent the first half of the Annual Period down, but finished the year strong due to the downward momentum in Energy prices. There was increased volatility in Commodities to start the fall, and the moves in the Energy and Agricultural sectors paved the way for a very strong month of September. The Fund gained 5.50% in September as the Fund's most profitable position – short Wheat – was complemented by short positions in Soybeans and Corn, while short Crude led the way in the Energy sector. The Fund continued to prosper from significant weakness in the Energy markets, as it gained 6.07% and 3.17% in November and December, respectively. In November, all five sectors within the strategy saw positive return contributions, with Energy and Metals leading the way. The Fund was short all components in both the Energy and Metals space throughout November and December.

As always, we thank you for using the Funds and we look forward to our mutual success.

Sincerely,

Eric Falkeis	Patrick Rudnick
Chief Operating Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its objective. The Fund is non-diversified and includes risks associated with concentration risk which results from the Fund's investments in a particular industry or sector and can increase volatility over time. The use of derivatives may subject the Fund to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. Other risks associated with the Fund are detailed in the prospectus which include Active and Frequent Trading Risk, Adverse Market Conditions Risk, Adviser's Investment Strategy Risk, Commodity-Linked Derivatives Risk, Counterparty Risk, Credit Risk, Currency Investment Risk, Derivatives Risk, Early Close/Trading Halt Risk, Futures Strategy Risk, Interest Rate Risk, Liquidity Risk, Lower-Quality Debt Securities Risk, Market Risk, Market Timing Activity Risk, Non-Diversification Risk, Prepayment Risk, Regulatory Risk, Subsidiary Investment Risk and Risks of Investing in Other Investment Companies (including ETFs). For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

DIREXION ANNUAL REPORT

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Investments carefully before investing. The prospectus contains this and other information about the Direxion Investments. To obtain a prospectus, please call the Direxion Investments at 1.800.851.0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's NAV per share calculated as of that same day.

The Funds are available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Investors should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

The total annual fund operating expense ratio of the Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund is 1.84%, 1.46% and 1.65%, respectively, net of any fee waiver. The total annual fund operating expense ratio includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, the total annual fund operating expense ratio would be 1.55%, 1.46% and 1.65%, respectively.

The Auspice Broad Commodity Excess Return Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors.

The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate and currency sectors.

The views in this report were those of the Adviser as of December 31, 2014 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Distributed by: Rafferty Capital Markets

DIREXION ANNUAL REPORT

Direxion Dynamic VP HY Bond Fund

Performance Summary

February 1, 20051 - December 31, 2014 (Unaudited)

Investment Objective: Seeks to maximize total return by investing primarily in debt instruments, including convertible securities and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception[1]
Direxion Dynamic VP HY Bond Fund	(0.11)%	4.26%	4.34%	2.64%
Barclays Capital U.S. Corporate High-Yield Bond Index	2.45%	8.43%	9.03%	7.80%
Lipper High Yield Bond Fund Index	2.24%	8.30%	8.47%	6.43%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	67.8%
Swap Contracts	34.2%
Total Exposure	102.0%

"Market Exposure" includes the value of total investments (including the notional amount of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations was February 1, 2005.

2  As of December 31, 2014.

DIREXION ANNUAL REPORT

Direxion VP Indexed Commodity Strategy Fund (Consolidated)

Performance Summary

April 23, 20141 - December 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Excess Return Index.

Average Annual Total Return[2]
Since Inception
Direxion VP Indexed Commodity Strategy Fund	(8.13)%
Auspice Broad Commodity Excess Return Index	(8.89)%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Broad Commodity Excess Return Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Futures Contracts	14.8%
Total Exposure	14.8%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of December 31, 2014.

DIREXION ANNUAL REPORT

Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)

Performance Summary

April 23, 20141 - December 31, 2014 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, that track the performance of the Auspice Managed Futures Excess Return Index.

Average Annual Total Return[2]
Since Inception
Direxion VP Indexed Managed Futures Strategy Fund	14.08%
Auspice Managed Futures Excess Return Index	22.89%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Managed Futures Excess Return Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Futures Contracts	34.8%
Total Exposure	34.8%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of December 31, 2014.

DIREXION ANNUAL REPORT

Expense Example

December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2014 — December 31, 2014).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The following table does not reflect any fees and expenses imposed under variable annuity contracts and variable life insurance policies ("Contracts") and certain qualified pension and retirement plans ("Plans"), which would increase overall fees and expenses. Please refer to your Contract or Plan Prospectus for a description of those fees and expenses.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Direxion Dynamic VP HY Bond Fund
Based on actual fund return	1.55%	$1,000.00	$957.50	$7.65
Based on hypothetical 5% return	1.55%	1,000.00	1,017.39	7.88
Direxion VP Indexed Commodity Strategy Fund (Consolidated)
Based on actual fund return	1.46%	1,000.00	945.90	7.16
Based on hypothetical 5% return	1.46%	1,000.00	1,017.85	7.43
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
Based on actual fund return	1.65%	1,000.00	1,170.90	9.03
Based on hypothetical 5% return	1.65%	1,000.00	1,016.89	8.39

1  Annualized.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of July 1, 2014 to December 31, 2014, then dividend by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

December 31, 2014 (Unaudited)

	Cash*	Investment Companies	Swaps/ Futures	Total
Direxion Dynamic VP HY Bond Fund	33%	68%	(1)%	100%
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	100%	—	0%**	100%
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	89%	—	11%	100%

Allocation of Portfolio Holdings are as of percent of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Dynamic VP HY Bond Fund

Schedule of Investments

December 31, 2014

Shares		Fair Value
INVESTMENT COMPANIES - 67.8%
22,303	iShares iBoxx $ High Yield Corporate Bond ETF	$2,001,694
51,716	SPDR Barclays Capital High Yield Bond ETF	2,001,409
	TOTAL INVESTMENT COMPANIES (Cost $3,926,539)	$4,003,103
	TOTAL INVESTMENTS (Cost $3,926,539) - 67.8%	$4,003,103
	Other Assets in Excess of Liabilities - 32.2% (a)	1,899,827
	TOTAL NET ASSETS - 100.0%	$5,902,930

Percentages are stated as a percent of net assets.

(a)  $580,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

December 31, 2014

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares iBoxx $ High Yield Corporate Bond ETF	11,151	$1,019,903	0.036%	7/13/2015	$(10,934)
Credit Suisse Capital, LLC	SPDR Barclays Capital High Yield Bond ETF	25,860	1,026,953	0.036%	7/13/2015	(16,946)
			$2,046,856			$(27,880)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion VP Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

December 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	68,284
TOTAL NET ASSETS - 100.0%	$68,284

Percentages are stated as a percent of net assets.

(a)  $386 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

December 31, 2014

Contracts		Unrealized Appreciation/ (Depreciation)
1	Mini Corn Futures Expiring December 2015 (Underlying Face Amount at Market Value $4,210)	$(119)
1	Mini Wheat Futures Expiring March 2015 (Underlying Face Amount at Market Value $5,898)	11
		$(108)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

December 31, 2014

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	731,990
TOTAL NET ASSETS - 100.0%	$731,990

Percentages are stated as a percent of net assets.

(a)  $1,847 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

December 31, 2014

Contracts		Unrealized Appreciation/ (Depreciation)
3	Corn Futures Expiring December 2015 (Underlying Face Amount at Market Value $63,150)	$(1,768)
1	U.S. 5 Year T-Note Futures Expiring March 2015 (Underlying Face Amount at Market Value $118,930)	20
1	U.S. Dollar Index Futures Expiring March 2015 (Underlying Face Amount at Market Value $90,647)	1,033
2	Wheat Futures Expiring March 2015 (Underlying Face Amount at Market Value $58,975)	(1,385)
		$(2,100)

Short Futures Contracts

December 31, 2014

Contracts		Unrealized Appreciation/ (Depreciation)
1	Copper Futures Expiring March 2015 (Underlying Face Amount at Market Value $70,638)	$4,628
2	Cotton No. 2 Futures Expiring March 2015 (Underlying Face Amount at Market Value $60,270)	63
1	Gasoline RBOB Futures Expiring April 2015 (Underlying Face Amount at Market Value $72,412)	21,789
1	Gold Futures Expiring February 2015 (Underlying Face Amount at Market Value $118,410)	714
1	NY Harbor ULSD Futures Expiring June 2015 (Underlying Face Amount at Market Value $76,205)	22,500
1	Natural Gas Futures Expiring February 2015 (Underlying Face Amount at Market Value $28,890)	9,266
1	Soybean Futures Expiring May 2015 (Underlying Face Amount at Market Value $51,525)	284
3	Sugar No. 11 Futures Expiring March 2015 (Underlying Face Amount at Market Value $48,787)	3,181
1	WTI Crude Oil Futures Expiring December 2015 (Underlying Face Amount at Market Value $59,450)	16,855
		$79,280

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

December 31, 2014

	Direxion Dynamic VP HY Bond Fund	Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
Assets:
Investments, at fair value (Note 2)	$4,003,103	$—	$—
Cash	1,860,873	68,078	688,266
Receivable for Fund shares sold	—	—	622
Deposits at broker for swaps	580,000	—	—
Deposit at broker for futures	—	386	1,847
Due from broker for futures	—	120	71,710
Variation margin receivable	—	—	5,632
Dividends and interest receivable	9,231	1	8
Total Assets	6,453,207	68,585	768,085
Liabilities:
Payable for Fund shares redeemed	191,172	1	2
Investment securities purchased	323,991	—	—
Deposits from brokers for futures	—	—	34,699
Unrealized depreciation on swaps	27,880	—	—
Due to broker for futures	—	—	92
Variation margin payable	—	220	—
Accrued investment advisory fees	3,476	46	726
Accrued operating services fees	1,643	9	225
Accrued distribution expenses	1,173	14	195
Accrued shareholder servicing fees	942	11	156
Total Liabilities	550,277	301	36,095
Net Assets	$5,902,930	$68,284	$731,990
Net Assets Consist of:
Capital stock	$6,982,173	$68,392	$514,025
Undistributed net investment income	15,056	—	127,861
Undistributed (accumulated) net realized gain (loss)	(1,142,983)	—	12,924
Net unrealized appreciation (depreciation) on:
Investments	76,564	—	—
Futures	—	(108)	77,180
Swaps	(27,880)	—	—
Total Net Assets	$5,902,930	$68,284	$731,990
Calculation of Net Asset Value Per Share:
Net assets	$5,902,930	$68,284	$731,990
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	374,862	1,858	16,042
Net asset value, redemption price and offering price per share	$15.7469	$36.75	$45.63
Cost of Investments	$3,926,539	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Period Ended December 31, 2014

	Direxion Dynamic VP HY Bond Fund	Direxion VP Indexed Commodity Strategy Fund (Consolidated)[1]	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)[1]
Investment Income:
Dividend income	$920,622	$—	$—
Interest income	209	4	31
Total investment income	920,831	4	31
Expenses:
Investment advisory fees	205,253	360	3,478
Operating services fees	95,951	68	915
Distribution expenses	68,417	106	915
Shareholder servicing fees	54,734	85	732
Total expenses	424,355	619	6,040
Net investment income (loss)	496,476	(615)	(6,009)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	98,511	—	—
Futures	—	—	43,925
Swaps	649,979	(4,257)	26,742
	748,490	(4,257)	70,667
Change in net unrealized appreciation (depreciation) on:
Investments	(398,292)	—	—
Futures	—	(108)	77,180
Swaps	(345,049)	—	—
	(743,341)	(108)	77,180
Net realized and unrealized gain (loss) on investments	5,149	(4,365)	147,847
Net increase (decrease) in net assets resulting from operations	$501,625	$(4,980)	$141,838

1  Represents the period from April 23, 2014 (commencement of operations) to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Dynamic VP HY Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment income	$496,476	$1,086,827
Net realized gain on investments and swaps	748,490	1,681,021
Change in net unrealized (depreciation) on investments and swaps	(743,341)	(1,464,023)
Net increase in net assets resulting from operations	501,625	1,303,825
Distributions to shareholders:
Net investment income:	(638,576)	(1,077,771)
Total distributions to shareholders	(638,576)	(1,077,771)
Capital share transactions:
Net decrease in net assets resulting from net change capital share transactions(a)	(34,736,031)	(24,408,842)
Total decrease in net assets	(34,872,982)	(24,182,788)
Net assets:
Beginning of year	40,775,912	64,958,700
End of year	$5,902,930	$40,775,912
Undistributed net investment income, end of year	$15,056	$157,156

(a)  Summary of capital share transactions is as follows:

	Direxion Dynamic VP HY Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Value	Shares	Value
Shares sold	2,671,798	$43,535,054	6,501,749	$103,232,825
Shares issued in reinvestment of distributions	39,280	638,576	67,551	1,077,771
Shares redeemed	(4,872,471)	(78,909,661)	(8,117,160)	(128,719,438)
Total net decrease from capital share transactions	(2,161,393)	$(34,736,031)	(1,547,860)	$(24,408,842)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
	April 23, 2014[1] through December 31, 2014	April 23, 2014[1] through December 31, 2014
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(615)	$(6,009)
Net realized gain (loss) on investments and swaps	(4,257)	70,667
Change in net unrealized appreciation (depreciation) on investments and swaps	(108)	77,180
Net increase (decrease) in net assets resulting from operations	(4,980)	141,838
Distributions to shareholders:
Total distributions to shareholders	—	—
Capital share transactions:
Net increase in net assets resulting from net change capital share transactions(a)	73,264	590,152
Total increase in net assets	68,284	731,990
Net assets:
End of year	$68,284	$731,990
Undistributed net investment income, end of period	$—	$127,861

(a)  Summary of capital share transactions is as follows:

	Direxion VP Indexed Commodity Strategy Fund (Consolidated)		Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
	April 23, 2014[1] through December 31, 2014		April 23, 2014[1] through December 31, 2014
	Shares	Value	Shares	Value
Shares sold	1,896	$74,666	50,621	$2,114,260
Shares redeemed	(38)	(1,402)	(34,579)	(1,524,108)
Total net increase from capital share transactions	1,858	$73,264	16,042	$590,152

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

December 31, 2014

										RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Direxion Dynamic VP HY Bond Fund
Year ended December 31, 2014	$16.0772	$0.2988	$(0.3094)	$(0.0106)	$(0.3197)	$(0.3197)	$15.7469	(0.11)%	$5,903	1.55%	1.55%	1.81%	107%
Year ended December 31, 2013	$15.9052	0.4156	0.2010	0.6166	(0.4446)	(0.4446)	$16.0772	3.95%	$40,776	1.69%	1.58%	2.56%[5]	232%
Year ended December 31, 2012	$15.1380	0.5606	0.7913	1.3519	(0.5847)	(0.5847)	$15.9052	9.13%	$64,959	1.75%	1.60%	3.61%[5]	369%
Year ended December 31, 2011	$16.45	0.3217	0.4193	0.7410	(2.0530)	(2.0530)	$15.1380[6]	4.94%	$41,077	1.82%	1.78%	1.98%[5]	803%
Year ended December 31, 2010	$17.31	(0.04)	0.69	0.65	(1.51)	(1.51)	$16.45	4.01%	$28,118	1.85%	1.85%	(0.23)%	985%
Direxion VP Indexed Commodity Strategy Fund (Consolidated)
For the Period April 23, 2014[7] through December 31, 2014	$40.00	(0.38)	(2.87)	(3.25)	—	—	$36.75	(8.13)%	$68	1.46%	1.46%	(1.45)%	0%
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
For the Period April 23, 2014[7] through December 31, 2014	$40.00	(0.48)	6.11	5.63	—	—	$45.63	14.08%	$732	1.65%	1.65%	(1.64)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses. Total return calculated for a period of less than one year is not annualized.

3  The total and net expense ratios exclude Acquired Fund Fees and Expenses.

4  Portfolio turnover ratio is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

5  Net investment income (loss) ratio before fee waiver for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 was 2.45%, 3.46% and 1.94%, respectively.

6  Effective September, 15, 2011, the Fund began calculating its net asset value to four digits.

7  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2014

1.  ORGANIZATION

Direxion Insurance Trust (the "Trust") was organized as a Massachusetts business trust on December 28, 1999, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has three series in operation: Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund, and Direxion VP Indexed Managed Futures Strategy Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts.

The objective of the Direxion Dynamic VP HY Bond Fund is to maximize total return (income plus capital appreciation) by investing or obtaining exposure primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. Currently the Fund is obtaining this exposure through investments in other exchange-traded funds.

The Direxion VP Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Excess Return Index. The Auspice Broad Commodity Excess Return Index is an index that aims to capture trends (in either direction) in the commodity markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary ("VP CTS Fund") in order to track the returns of the Auspice Broad Commodity Excess Return Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The Direxion VP Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Excess Return Index. The Auspice Managed Futures Excess Return Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly primarily through its wholly-owned subsidiary ("VP MFS Fund") in order to track the returns of the Auspice Managed Futures Excess Return Index within the limitation of the federal tax requirements applicable to regulated investment companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by each Fund will be determined as of the time each Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). However, on days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Dynamic VP HY Bond Fund does not calculate its NAV, even if the NYSE is open for business. Similarly, on days the bond markets close early, that Fund calculates its NAV as of the SIFMA recommended closing time for the bond markets, subject to the discretion of Rafferty Asset Management, LLC (the "Adviser"). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Swap contracts are valued

DIREXION ANNUAL REPORT

using the closing price of the underlying reference entity. Short-term debt securities with a maturity of 60 days or less at the time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued by the Funds' pricing service using mean prices or, if such prices are unavailable, by a matrix pricing method. Securities are fair valued by the Adviser under supervision of the Board of Trustees in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Funds receive, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Funds in each repurchase agreement including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may be accounted for as secured borrowings. The Funds invested in repurchase agreements during the period ended December 31, 2014; however, they were not invested in repurchase agreements at December 31, 2014.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). The Direxion Dynamic VP HY Bond Fund was invested in equity swap contracts at December 31, 2014.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011 - 11"), which requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain

DIREXION ANNUAL REPORT

derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of December 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at December 31, 2014 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital, LLC

	Assets:				Liabilities:
		Gross Amounts not offset in the Statements of Asset and Liabilities				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount[2]
Direxion Dynamic VP HY Bond Fund	$—	$—	$—	$—	$27,880	$—	$27,880[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the fair value reflected on the Statements of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities

DIREXION ANNUAL REPORT

sold short. This collateral is required to be adjusted daily. There were no securities sold short by the Funds during the period ended December 31, 2014.

e) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion VP Indexed Commodity Strategy Fund and Direxion VP Indexed Managed Futures Strategy Fund were invested in futures contracts during the period ended December 31, 2014.

f) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts, options on futures contracts, and short positions. The Funds were not invested in any type of options during the period ended December 31, 2014. The Direxion VP Indexed Managed Futures Strategy Fund was invested in short futures during the period ended December 31, 2014.

g) Basis for Consolidation – The Direxion VP Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the VP CTS Fund. The VP CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion VP Indexed Commodity Strategy Fund. The VP CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion VP Indexed Commodity Strategy Fund consistent with the Direxion VP Indexed Commodity Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of December 31, 2014, net assets of the Direxion VP Indexed Commodity Strategy Fund were $68,284, of which $5,627, or approximately 8.24%, represented the Direxion VP Indexed Commodity Strategy Fund's ownership of all issued shares and voting rights of the VP CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion VP Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the VP MFS Fund. This limit may be exceeded due to appreciation of the VP MFS Fund. The VP MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion VP Indexed Managed Futures Strategy Fund. The VP MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion VP Indexed Managed Futures Strategy Fund consistent with the Direxion VP Indexed Managed Futures Strategy Fund's investment objectives and policies specified in its prospectus and statement of additional information. As of December 31, 2014, net assets of the Direxion VP Indexed Managed Futures Strategy Fund were $731,990, of which $195,674, or approximately 26.73%, represented the Direxion VP Indexed Managed Futures Strategy Fund's ownership of all issued shares and voting rights of the VP MFS Fund. This limit exceeded 25% due to the appreciation of the VP MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – Both the Direxion VP Indexed Commodity Strategy Fund and the Direxion VP Indexed Managed Futures Strategy Fund, through their investment in their subsidiaries, hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in

DIREXION ANNUAL REPORT

response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

i) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for Federal income taxes has been made.

k) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on the Funds' average daily net assets. For an additional discussion on expenses refer to Note 4.

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the period ended December 31, 2014 and the year ended December 31, 2013 were as follows:

	Direxion Dynamic VP HY Bond Fund		Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
	Year Ended December 31, 2014	Year Ended December 31, 2013	April 23, 2014[1] to December 31, 2014	April 23, 2014[1] to December 31, 2014
Distributions paid from:
Ordinary Income	$638,576	$1,077,771	$—	$—
Long-Term Capital Gains	—	—	—	—
Total Distributions paid	$638,576	$1,077,771	$—	$—

1  Commencement of Operations.

The Funds may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014. To the extent necessary to fully distribute such capital gains, the Funds may also designate earnings and profits distributed to shareholders on the redemption of shares.

As of December 31, 2014, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Dynamic VP HY Bond Fund	Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
Tax cost of investments	$4,207,593	$—	$—
Gross unrealized appreciation	91,060	—	—
Gross unrealized depreciation	(295,550)	—	—
Net unrealized appreciation/(depreciation)	$(204,490)	$—	$—
Undistributed ordinary income	15,056	—	133,452
Undistributed long-term capital gain	—	—	8,386
Total distributable earnings	15,056	—	141,838
Other accumulated gains/(losses)	(889,809)	(108)	76,127
Total accumulated earnings/(losses)	$(1,079,243)	$(108)	$217,965

DIREXION ANNUAL REPORT

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/(loss) on derivative positions.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and net realized gain and losses under GAAP and tax reporting:

	Net Investment Income (Loss)	Net Realized Gain (Loss)	Capital Stock
Direxion Dynamic VP HY Bond Fund	$—	$—	$—
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	615	4,257	(4,872)
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	133,870	(57,743)	(76,127)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to realized ordinary and capital gain/losses of the Subsidiaries and net operating losses.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund's taxable year subsequent to October 31. For the year ended December 31, 2014, the Funds did not defer any late-year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

As of December 31, 2014, the following Funds had capital loss carryforwards on a tax basis of:

Capital Loss Expiring

	12/31/16	12/31/18
Direxion Dynamic VP HY Bond Fund	$(783,087)	$(26,508)
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	—	—
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	—	—

The Direxion Dynamic VP HY Bond Fund utilized $525,566 of capital loss carryforward set to expire December 31, 2016.

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to a Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2014, open Federal and state income tax years include the tax years ended December 31, 2011, December 31, 2012, December 31, 2013 and December 31, 2014. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of

DIREXION ANNUAL REPORT

specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the period ended December 31, 2014, the aggregate purchases and sales of investments in the Direxion Dynamic VP HY Bond Fund were $19,597,294 and $41,908,191, respectively. These amounts do not include short-term investments or swap contracts. There were no purchases and sales of investments in the other Funds.

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2014.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee of 0.75% for the Direxion Dynamic VP HY Bond Fund, 0.85% for the Direxion VP Indexed Commodity Strategy Fund, and 0.95% for the Direxion VP Indexed Managed Futures Strategy Fund, respectively, computed daily and payable monthly, as applied to each Fund's average daily net assets. Effective January 1, 2015, the Adviser agreed to waive 0.05% of the Direxion Dynamic VP HY Bond Fund's investment advisory fee. Please see Note 7. Subsequent Events.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the "Agreement") with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser a monthly fee, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.35% for the Direxion VP HY Bond Fund, 0.16% for the Direxion VP Indexed Commodity Strategy Fund, and 0.25% for the Direxion VP Indexed Managed Futures Strategy Fund, calculated on an annualized basis on the average daily net assets of each Fund. Effective January 1, 2015, this monthly fee for the Direxion Dynamic VP HY Bond Fund decreased from 0.35% to 0.20%. Please see Note 7. Subsequent Events.

Distribution Expenses: The shares of the Funds are subject to an annual Rule 12b-1 fee of up to 0.25% of a Fund's average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Funds.

Shareholder Servicing Fees: The Board has also authorized the Funds to pay a shareholder servicing fee of 0.20% of a Fund's average daily net assets. The Trust, on behalf of a Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and

DIREXION ANNUAL REPORT

valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments as of December 31, 2014:

	Direxion Dynamic VP HY Bond Fund
	Level 1	Level 2	Level 3	Total
Investment Companies-Fixed Income	$4,003,103	$—	$—	$4,003,103
Other Financial Instruments*	—	(27,880)	—	(27,880)
	Direxion VP Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(108)	$—	$—	$(108)
	Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$77,180	$—	$—	$77,180

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and swap contracts. Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For further detail on each asset class, see Schedules of Investments.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no significant transfers between Level 1 and Level 2 securities during the period ended December 31, 2014. The Fund held no Level 3 securities during the period ended December 31, 2014. It is the Fund's policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards require disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. During the period ended December 31, 2014, the Direxion Dynamic VP HY Bond Fund and Direxion VP Indexed Managed Futures Strategy Fund were invested in long equity swap contracts.

DIREXION ANNUAL REPORT

At December 31, 2014, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$11	$—	$—	$—	$11
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	79,280	—	1,033	20	80,333
Liability derivatives[2]
		Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Direxion Dynamic VP HY Bond Fund	Swap contracts	$—	$27,880	$—	$—	$27,880
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	119	—	—	—	119
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	3,153	—	—	—	3,153

1  Statements of Assets and Liabilities location: Net unrealized appreciation on swaps, variation margin receivable.

2  Statements of Assets and Liabilities location: Net unrealized depreciation on swaps, variation margin payable.

*  Cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments, by primary risk, during the period ended December 31, 2014, were as follows:

		Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Direxion Dynamic VP HY Bond Fund	Realized gain[1] Swap contracts	$—	$649,979	$—	$—	$649,979
	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(345,049)	—	—	(345,049)
Direxion VP Indexed Commodity Strategy Fund (Consolidated)	Realized gain[1] Swap contracts	(4,257)	—	—	—	(4,257)
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	(108)	—	—	—	(108)
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)	Realized gain[1] Swap contracts	16,364	—	20,531	(10,153)	26,742
	Futures contracts	31,001	—	6,734	6,190	43,925
	Change in net unrealized appreciation (depreciation)[2] Futures contracts	76,127	—	1,033	20	77,180

1  Statements of Operations location: Net realized gain (loss) on swaps and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swaps and futures contracts.

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For the period ended December 31, 2014, the quarterly average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Dynamic VP HY Bond	$8,432,928	$—	$—
Direxion VP Indexed Commodity Strategy Fund (Consolidated)[1]	24,511	2,554	—
Direxion VP Indexed Managed Futures Strategy Fund (Consolidated)[1]	25,726	83,451	166,467

1  Commenced operations April 23, 2014.

The objective of the Direxion Dynamic VP HY Bond Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The Direxion VP Indexed Commodity Strategy Fund utilizes this volume of derivatives in order to track the performance of the Auspice Broad Commodity Excess Return Index through investments in futures contracts. The Direxion VP Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Excess Return Index.

7.  SUBSEQUENT EVENTS

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before the financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds' financial statements and have determined there is no impact on the Funds' financial statements.

Effective January 1, 2015, the Board of Trustees (the "Board") of the Direxion Insurance Trust (the "Trust") has approved, and Rafferty Asset Management, LLC ("Rafferty"), the Trust's adviser for the Direxion Dynamic VP HY Bond Fund (the "Fund"), has contractually agreed, to waive 0.05% of the Fund's Investment Advisory Fee. In addition, the Board and Rafferty have agreed to a reduction in the Operating Services Fee payable to Rafferty by the Fund pursuant to the Operating Services Agreement described in the Fund's Prospectus. As a result, the Fund's Operating Services Fee will be reduced from 0.35% to 0.20%.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Report of Independent Registered Public Accounting Firm

December 31, 2014

To the Board of Trustees and Shareholders of Direxion Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Direxion Insurance Trust (comprising, respectively, the Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund, and Direxion VP Indexed Managed Futures Strategy Fund) as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Insurance Trust at December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2015

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For the period ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2014 was 0%.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Meeting Results

A special meeting of the Trust's shareholders was held on September 10, 2014. The election of six Trustees to serve on the Board of Trustees of the Direxion Insurance Trust was the matter voted upon at the meeting. The number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to the matter, is set forth below:

Trustee	Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
Gerald E. Shanley III	2,547,342	126,279	—	—
John A. Weisser	2,547,342	126,279	—	—
David L. Driscoll	2,567,318	106,303	—	—
Jacob C. Gaffey	2,567,318	106,303	—	—
Daniel D. O'Neill	2,567,318	106,303	—	—
Eric W. Falkeis	2,567,318	106,303	—	—

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Investment Advisory Agreement Approvals (Unaudited)

December 31, 2014

Provided below is a summary of certain of the factors the Board considered at its August 13, 2014 Board meeting in renewing the Advisory Agreement ("Agreement") between Rafferty Asset Management ("Rafferty") and the Direxion Insurance (the "Insurance Trust"), on behalf of the Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund and the Direxion VP Indexed Managed Futures Strategy Fund, each a series of the Insurance Trust.

Each series of the Insurance Trust is referred to herein as a "Fund" and collectively as the "Funds."

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 6, 2014, to consider this specific contract renewal. In considering whether to renew the Agreement, the Board considered each Fund's individual investment advisory relationship and the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and, with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Insurance Trust since its inception and has developed an expertise in managing the Direxion Funds. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty's representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that reports from Rafferty's Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds. The Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year, for the Funds. In addition, the Board evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2014, as applicable; and (2) the average performance of the relevant Morningstar peer fund universe ("Morningstar Peer Group") for monthly, annual and since inception periods ended June 30, 2014.

Direxion Dynamic VP HY Bond Fund. With respect to the Direxion Dynamic VP HY Bond Fund (the "VP Dynamic Fund"), the Board considered the performance of the Fund's Morningstar Peer Group. The Board also considered that as of June 30, 2014, the Fund underperformed the average of its relevant Morningstar Peer Group for all applicable periods. The Board noted Rafferty's representation that the Fund does not limit how often investors may buy or sell shares of the Fund and that the Fund may, at times, experience large shareholder redemptions. The Board also noted Rafferty's representation that in order to handle frequent and large shareholder redemptions, the Fund frequently does not invest directly in high yield bonds, but, rather at such times invests in exchange-traded funds, other investment companies and certain derivatives that provide exposure to the high yield market, and that the costs of investing those investments are higher than directly investing in high yield debt instruments, which could account for a difference in the Fund's return versus its benchmark.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Investment Advisory Agreement Approvals (Unaudited)

December 31, 2014

Direxion VP Indexed Commodity Strategy Fund. With respect to the Direxion Indexed Commodity Strategy Fund (the "VP Commodity Fund"), the Board considered of the performance of the Fund's Morningstar Peer Group. The Board also considered that, as of June 30, 2014, the VP Commodity Fund underperformed the average of its Morningstar Peer Group for the year-to-date period, but that the Fund had only recently commenced operations on April 23, 2014. In addition, the Board noted that the VP Commodity Fund is an index fund whose investment strategy is to track the performance of its index, and that Rafferty had represented that the Fund had maintained a close correlation with the performance of its index.

Direxion VP Indexed Managed Futures Strategy Fund. With respect to the Direxion VP Indexed Managed Futures Strategy Fund (the "VP Managed Futures Fund"), the Board considered the performance of the Fund's Morningstar Peer Group. The Board also considered that, as of June 30, 2014, the VP Managed Futures Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date period and that the Fund had recently commenced operations on April 23, 2014.

Costs of Services Provided to the Funds and Profits Realized. With respect to the overall fairness of the Agreement, the Board considered the investment advisory fees paid to Rafferty given the services provided and the costs of such services, as compared to a peer group of broadly comparable funds. The Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. The Board also considered the total expense ratios to those of other funds in a Fund's Morningstar expense group ("Morningstar Expense Group").

The Board considered that Rafferty contractually agreed to limit the total expenses (subject to certain exclusions) for the most recent and upcoming fiscal years for each Fund utilizing an Operating Services Fee. Under the Operating Services Agreement, Rafferty contractually agreed to pay certain expenses of each Fund.

The Board also considered the overall profitability of Rafferty's investment business, and the profitability realized by Rafferty on a Fund-by-Fund basis.

Direxion Dynamic VP HY Bond Fund. With respect to the VP Dynamic Fund, the Board considered that the Fund's actual fee rate and total expense ratio were both higher than the respective medians of the Fund's Morningstar Expense Group. The Board considered Rafferty's explanation that, although the Fund's fees were higher than other funds in its Morningstar Expense Group, the Fund has certain differences than other high yield bond funds contained in its Morningstar Expense Group. Additionally, the Board considered that the Fund's asset level is lower than that of the other funds in its Morningstar Expense Group.

Direxion VP Indexed Commodity Strategy Fund. With respect to the VP Commodity Fund, the Board considered that the Fund's actual advisory fee rate and total expense ratio were both higher than the respective medians of the Fund's Morningstar Expense Group. The Board took into consideration that Fund commenced operations very recently in April 2014 and, as a result, has very limited assets.

Direxion VP Indexed Managed Futures Strategy Fund. With respect to the VP Managed Futures Fund, the Board considered that the Fund's actual advisory fee rate is lower than the median of its Morningstar Expense Group, but the Fund's net expense ratio is slightly higher than the median of the Fund's Morningstar Expense Group. The Board took into consideration that Fund commenced operations very recently in April 2014 and, as a result, has very limited assets.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale. The Board also considered Rafferty's representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations,

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Investment Advisory Agreement Approvals (Unaudited)

December 31, 2014

the Board determined that, in the exercise of its business judgment, any reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or "fall-out" benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty's ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board also considered that Rafferty's overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to Rafferty were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 46	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	113	None.
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	113	Trustee, Professionally Managed Portfolios (45 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	113	None.

(1)  Mr. O'Neill is affiliated with Rafferty. Mr. O'Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(2)  Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC, the Direxion Funds, which as of the date of this report, offers for sale to the public 13 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	113
					Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 45	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	113	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2013; Partner, Bay Capital Advisors, LLC 2008-2012.	113	Director, Costa, Inc. (formerly A.T. Cross, Inc.).

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC, the Direxion Funds, which as of the date of this report, offers for sale to the public 13 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Trustees and Officers

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 46	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	113	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	113	Trustee, Professionally Managed Portfolios (45 Funds).
Brian Jacobs Age: 54	President	One Year; Since 2014
			President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).	N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC, the Direxion Funds, which as of the date of this report, offers for sale to the public 13 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Insurance Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010
			Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Angela Brickl Age: 38	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011
			General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 55 of the 96 funds registered with the SEC, the Direxion Funds, which as of the date of this report, offers for sale to the public 13 portfolios and the Direxion Insurance Trust which, as of the date of this report, offers for sale 3 of the 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION INSURANCE TRUST

ANNUAL REPORT DECEMBER 31, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 35th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Avenue, 3rd Floor
Garden City, NY 11530

The Fund's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$45,000	$21,800
Audit-Related Fees	—	—
Tax Fees	11,125	5,400
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Insurance Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	3/3/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	3/3/2015

By (Signature and Title)*	/s/ Patrick J Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	3/3/2015

* Print the name and title of each signing officer under his or her signature.